SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 22, 2008

                              GULF RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           000-20936                        13-3637458
--------                           ---------                        ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

       CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
                     --------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (646) 200-6316

                               Shennan Zhong Road
                                 PO Box 031-114
                             Shenzhen, China 518000
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 22, 2008, Mr. Shi Tong Jiang was elected to the Board of the Company by unanimous vote of its directors.

Since January 1, 2007, there have not been any transactions, nor are there any currently proposed transactions, to which the Company was or is to be a party, in which Mr. Jiang or members of his immediate family, had or will have a direct or indirect material interest.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On April 22, 2008, Gulf Resources, Inc. issued a press release the appointment of Mr. Shi Tong Jiang as an independent director on its Board of Directors. A copy of such press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1        o     Press Release dated April 22, 2008: Gulf Resources Appoints
                  New Independent Director

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008

                                        GULF RESOURCES, INC.


                                        By: /s/ Min Li
                                            ------------------------------------
                                            Min Li
                                            Chief Financial Officer

                                  Exhibit Index

99.1 Press Release dated April 22, 2008: Gulf Resources Appoints New Independent Director